EXHIBIT 99.2

ESSEX

PROPERTY TRUST, INC.

First Quarter 2013

Earnings Release & Supplemental Financial Information

expo

Expo

Seattle, WA

275 Units

Developed in 2012

Investor Relations Contact:
Barb Pak
Director of Investor Relations
(650) 849-1667

Essex Property Trust, Inc.
925 East Meadow Drive
Palo Alto, CA 94303
(650) 494-3700

Q1 2013 Supplemental

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
(Dollars in thousands, except per share amounts)	March 31,
	2013	2012

Revenues:
Rental and other property	$146,394	$125,474
Management and other fees	2,948	2,444
	149,342	127,918

Expenses:
Property operating	46,764	40,164
Depreciation	47,144	40,734
General and administrative	6,626	5,400
Cost of management and other fees	1,701	1,640
	102,235	87,938
Earnings from operations	47,107	39,980

Interest expense before amortization	(25,211)	(24,658)
Amortization expense	(2,930)	(2,871)
Interest and other income	5,023	2,413
Equity income from co-investments	4,211	2,340
Gain on sale of land	1,503	-
Income before discontinued operations	29,703	17,204
Income from discontinued operations	-	10,037
Net income	29,703	27,241
Net income attributable to noncontrolling interest	(3,132)	(3,151)
Net income attributable to controlling interest	26,571	24,090
Dividends to preferred stockholders	(1,368)	(1,368)
Net income available to common stockholders	$25,203	$22,722

Net income per share - basic	$0.68	$0.67

Net income per share - diluted	$0.68	$0.67

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Operating Results	Three Months Ended
Selected Line Item Detail	March 31,
(Dollars in thousands)	2013	2012

Rental and other property
Rental	$136,734	$116,794
Other property	9,660	8,680
Rental and other property	$146,394	$125,474

Management and other fees
Management	$2,007	$1,991
Development and redevelopment	941	453
Management and other fees	$2,948	$2,444

Property operating expenses
Real estate taxes	$14,156	$11,413
Administrative and insurance	10,654	9,405
Maintenance and repairs	9,448	8,109
Utilities	9,029	8,077
Property management	3,477	3,160
Property operating expenses	$46,764	$40,164

General and administrative
General and administrative	$13,383	$11,677
Allocated to cost of management and other fees	(1,701)	(1,640)
Allocated to property operating expenses - administrative	(3,477)	(3,160)
Capitalized to real estate	(1,579)	(1,477)
Net general and administrative	$6,626	$5,400

Interest and other income
Marketable securities and other interest income	$1,625	$1,499
Notes receivable	787	914
Gain from sale of marketable securities and note prepayment	2,611	-
Interest and other income	$5,023	$2,413

Equity income from co-investments
Equity loss from co-investments	$(41)	$(809)
Income from preferred equity investments	3,829	3,149
Income from early redemption of preferred equity investments	423	-
Equity income from co-investments	$4,211	$2,340

Noncontrolling interest
Limited partners of Essex Portfolio, L.P.	$1,501	$1,590
DownREIT limited partners' distributions	1,175	1,099
Third-party ownership interest	456	462
Noncontrolling interest	$3,132	$3,151

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Funds From Operations	Three Months Ended
(Dollars in thousands, except share and per share amounts)	March 31,
	2013	2012	% Change

Funds from operations
Net income available to common stockholders	$25,203	$22,722
Adjustments:
Depreciation	47,144	40,827
Gains not included in FFO, net of internal disposition costs	-	(9,783)
Depreciation add back from unconsolidated co-investments, and add back convertible preferred dividend - Series G	3,842	4,384
Noncontrolling interest related to Operating Partnership units	1,501	1,590
Depreciation attributable to noncontrolling interest	(327)	(289)
Funds from operations	$77,363	$59,451
FFO per share-diluted	$1.97	$1.63	20.8%

Components of the change in FFO
Non-core items:
Acquisition costs	387	186
Gain on sales of marketable securities and note prepayment	(2,611)	-
Gain on sale of land	(1,503)	-
Income from early redemption of preferred equity investments	(423)	-
Core funds from operations	73,213	59,637
Core FFO per share-diluted	$1.87	$1.64	14.0%
Changes in core items:
Same-property NOI	$5,057
Non-same property NOI	9,263
Management and other fees, net	443
Equity income from co-investments	906
Interest and other income	(1)
Interest and amortization expense	(612)
General and administrative	(1,025)
Discontinued operations	(348)
Other items, net	(107)
	$13,576

Weighted average number of shares outstanding diluted (1)	39,205,611	36,396,641

(1)	Assumes conversion of the weighted average operating partnership interests in the Operating Partnership into shares of the Company's common stock.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Consolidated Balance Sheets
(Dollars in thousands)
	March 31, 2013	December 31, 2012

Real Estate:
Land and land improvements	$1,054,229	$1,003,171
Buildings and improvements	4,167,500	4,030,501
	5,221,729	5,033,672
Less: accumulated depreciation	(1,127,030)	(1,081,517)
	4,094,699	3,952,155
Real estate under development	65,568	66,851
Co-investments	579,654	571,345
	4,739,921	4,590,351
Cash and cash equivalents	55,634	42,126
Marketable securities	80,432	92,713
Notes and other receivables	11,359	66,163
Other assets	49,113	55,870
Total assets	$4,936,459	$4,847,223

Mortgage notes payable	$1,559,079	$1,565,599
Unsecured debt	1,112,159	1,112,084
Lines of credit	102,300	141,000
Other liabilities	168,250	137,469
Derivative liabilities	6,107	6,606
Total liabilities	2,947,895	2,962,758

Cumulative convertible preferred stock, carrying value	4,349	4,349

Equity:
Common stock	3	3
Cumulative redeemable preferred stock, liquidation value	73,750	73,750
Additional paid-in-capital	2,329,383	2,204,778
Distributions in excess of accumulated earnings	(464,391)	(444,466)
Accumulated other comprehensive loss	(68,280)	(69,261)
Total stockholders' equity	1,870,465	1,764,804
Noncontrolling interest	113,750	115,312
Total equity	1,984,215	1,880,116
Total liabilities and equity	$4,936,459	$4,847,223

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Debt Summary - March 31, 2013
(Dollars in thousands)

					Scheduled principal payments (excludes lines of credit)

	Percentage		Weighted Average						Weighted	Percentage
	of Total	Balance	Interest	Maturity		Balance Outstanding			Average Interest	of Total
	Debt	Outstanding	Rate	In Years		Secured	Unsecured	Total	Rate	Debt
Mortgage Notes Payable
Fixed rate - secured	49%	$1,357,487	6.0%	5.6	2013	$57,230	$-	$57,230	4.1%	2.1%
Variable rate - secured (1)	7%	201,592	1.6%	18.6	2014	47,717	-	47,717	5.2%	1.8%
Total mortgage notes payable	56%	1,559,079	5.4%	7.3	2015	68,555	-	68,555	5.2%	2.6%
					2016	12,589	350,000	362,589	3.5%	13.6%
Unsecured Debt					2017	184,646	190,000	374,646	4.3%	14.0%
Bonds private placement - fixed rate	17%	465,000	4.5%	6.0	2018	293,685	-	293,685	5.8%	11.0%
Bonds public offering - fixed rate	11%	297,159	3.7%	9.4	2019	259,741	75,000	334,741	5.6%	12.5%
Term loan (2)	12%	350,000	2.6%	3.9	2020	404,571	-	404,571	6.5%	15.1%
	40%	1,112,159	3.7%	6.2	2021	48,173	200,000	248,173	5.0%	9.3%
Unsecured Lines of Credit					2022	-	297,159	297,159	3.7%	11.1%
Line of credit (3)	4%	102,300	2.1%		2023	-	-	-	-	-
Line of credit (4)	-	-	-		Thereafter	182,172	-	182,172	1.6%	6.9%
Total lines of credit	4%	102,300	2.1%
					Total	$1,559,079	$1,112,159	$2,671,238	4.7%	100.0%
Total debt	100%	$2,773,538	4.6%

Capitalized interest for the three months ended March 31, 2013 was approximately $3.7 million.

(1)	$201.6 million of the variable rate debt is tax exempt to the note holders, and $187.4 million of the tax exempt debt is subject to interest rate protection agreements.
(2)
The unsecured term loan has a variable interest rate of LIBOR plus 1.20%.  The Company has entered into interest rate swap contracts for a term of five years with a notional amount totaling $300 million, which effectively converts the interest rate on $300 million of the term loan to a fixed rate.

(3)
The unsecured line of credit facility is $600 million and the line matures in December 2015 with two one-year extensions, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.075%.

(4)
The unsecured line of credit facility is $25 million and matures in January 2014 with a one-year extension, exercisable at the Company's option.  The underlying interest rate on this line is based on a tiered rate structure tied to the Company's corporate ratings and is currently at LIBOR plus 1.075%.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Capitalization Data, Public Bond Covenants, Credit Ratings and Selected Credit Ratios - March 31, 2013
(Dollars and shares in thousands, except per share amounts)

Capitalization Data		Public Bond Covenants	Actual	Requirement
Total debt	$2,773,538
		Debt to Total Assets:	46%	< 65%
Common stock and potentially dilutive securities
Common stock outstanding	37,276
Limited partnership units (1)	2,155
Options-treasury method	155	Secured Debt to Total Assets:	26%	< 40%
Total share of common stock and potentially dilutive securities	39,586

Common stock price per share as of March 31, 2013	$150.58
		Interest Coverage:	336%	> 150%
Market value of common stock and potentially dilutive securities	$5,960,860

Preferred stock	$73,079	Unsecured Debt Ratio (1) :	272%	> 150%

Total equity capitalization	$6,033,939
		Selected Credit Ratios	Actual
Total market capitalization	$8,807,477
Ratio of debt to total market capitalization	31.5%	Indebtedness Divided by Adjusted EBITDA (2):	6.8x

(1) Assumes conversion of all outstanding operating partnership interests in the Operating Partnership into shares of the Company's common stock.		Unencumbered NOI to Total NOI:	56%

(1) Unsecured Debt Ratio is unsecured assets (excluding investments in co-investments) divided by unsecured indebtedness.

Credit Ratings Rating Agency	Rating	Outlook	(2) Adjusted EBITDA is annualized current quarter NOI adjusted for non-recurring items and proforma NOI for current quarter acquisitions.
Fitch	BBB+	Stable
Moody's	Baa2	Stable
Standard & Poors	BBB	Stable

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Property Operating Results - Quarters ended March 31, 2013 and 2012
(Dollars in thousands, except per unit amounts)

	Southern California			Northern California			Seattle Metro			Other real estate assets (1)		Total
	2013	2012	% Change	2013	2012	% Change	2013	2012	% Change	2013	2012	2013	2012	% Change

Revenues:
Same-property revenue	$60,989	$58,560	4.1%	$44,537	$41,336	7.7%	$23,045	$21,566	6.9%	$-	$-	$128,571	$121,462	5.9%
Non-same property revenue (2)	4,841	-		6,233	286		3,283	743		3,466	2,983	17,823	4,012
Total Revenues	$65,830	$58,560		$50,770	$41,622		$26,328	$22,309		$3,466	$2,983	$146,394	$125,474

Property operating expenses:
Same-property operating expenses
Real estate taxes	$5,159	$5,049		$4,201	$4,010		$2,325	$1,860		$-	$-	$11,685	$10,919	7.0%
Administrative and insurance	5,331	5,105		2,705	2,548		1,635	1,509		-	-	9,671	9,162	5.6%
Maintenance and repairs	4,039	3,608		2,787	2,527		1,437	1,516		-	-	8,263	7,651	8.0%
Utilities	3,610	3,556		2,681	2,599		1,721	1,701		-	-	8,012	7,856	2.0%
Management fees	1,404	1,412		895	878		634	634		-	-	2,933	2,924	0.3%
Total same-property operating expenses	19,543	18,730	4.3%	13,269	12,562	5.6%	7,752	7,220	7.4%	-	-	$40,564	$38,512	5.3%
Non-same property operating expenses (2)	1,853	-		2,218	118		1,203	258		926	1,276	6,200	1,652
Total property operating expenses	$21,396	$18,730		$15,487	$12,680		$8,955	$7,478		$926	$1,276	$46,764	$40,164

Net operating income (NOI):
Same-property NOI	$41,446	$39,830	4.1%	$31,268	$28,774	8.7%	$15,293	$14,346	6.6%	$-	$-	$88,007	$82,950	6.1%
Non-same property NOI (2)
Redevelopment communities	-	-		-	-		715	485		-	-	715	485
Acquired communities - 2013 (3)	-	-		603	-		148	-		-	-	751	-
Acquired communities - 2012 (4)	2,988	-		3,412	168		1,217	-				7,617	168
Other real estate assets (1)	-	-		-	-		-	-		2,540	1,707	2,540	1,707
Total non-same property NOI	2,988	-		4,015	168		2,080	485		2,540	1,707	11,623	2,360
Total NOI	$44,434	$39,830		$35,283	$28,942		$17,373	$14,831		$2,540	$1,707	$99,630	$85,310

Same-property operating margin	68%	68%		70%	70%		66%	67%				68%	68%
Annualized same-property turnover percentage	45%	48%		46%	44%		37%	41%				43%	45%
Average same-property concessions per turn (5)	$148	$175		$178	$118		$133	$143				$155	$152

Reconciliation of apartment units at end of period
Same-property apartment units	12,941			8,106			5,932					26,979
Consolidated apartment units	13,656	12,941		9,431	8,206		6,720	6,168				29,807	27,315
Joint venture	1,788	1,909		1,236	1,895		1,512	1,530				4,536	5,334
Under development	492	371		1,728	878		-	275				2,220	1,524
Total apartment units at end of period	15,936	15,221		12,395	10,979		8,232	7,973				36,563	34,173
Percentage of total	44%	45.0%		34%	32.0%		22%	23%				100%	100%

Average same-property financial occupancy	96.6%	96.7%		96.8%	97.3%		96.6%	96.8%				96.6%	96.9%

(1)	Other real estate assets consists mainly of retail space, commercial properties, and boat slips and their operating results are classified in non-same property results.
(2)	Includes properties which subsequent to January 1, 2012 were either acquired or in a stage of development or redevelopment without stabilized operations.
(3)	Acquired communities during 2013 includes Annaliese and Fox Plaza.
(4)	Acquired communities during 2012 includes Reed Square, Essex Skyline at MacArthur Place, Park Catalina, The Huntington, Montebello, Park West, Domaine, Ascent, Willow Lake, and Bennett Lofts.
(5)
Average same-property concessions per turn is the dollar amount per unit resulting from the same-property concessions divided by the product of the same property turnover percentage for the quarter times the same-property apartment units.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Revenue by County - Quarters ended March 31, 2013, March 31, 2012 and December 31, 2012
(Dollars in thousands)

		Average Property Rental Rates			March 31, 2013		March 31, 2012
Region	Units	QTD 2013	QTD 2012	% Change	Property Revenue	Financial Occupancy	Property Revenue	Financial Occupancy	Property Revenue % Change	Property Revenue December 31, 2012	Sequential % Change

Southern California
Los Angeles County	4,805	$1,758	$1,674	5.0%	$25,928	96.7%	$24,699	97.3%	5.0%	$25,661	1.0%
Ventura County	2,898	1,384	1,337	3.5%	12,446	96.9%	12,018	96.8%	3.6%	12,323	1.0%
Orange County	2,402	1,640	1,574	4.2%	11,922	96.5%	11,466	96.2%	4.0%	11,802	1.0%
San Diego County	2,213	1,210	1,183	2.3%	8,285	96.1%	8,090	96.2%	2.4%	8,274	0.1%
Santa Barbara County	347	1,670	1,663	0.4%	1,779	97.6%	1,671	95.3%	6.5%	1,679	6.0%
Riverside County	276	798	778	2.6%	629	89.5%	616	90.6%	2.1%	645	-2.5%
Total same-property	12,941	1,536	1,477	4.0%	60,989	96.6%	58,560	96.7%	4.1%	60,384	1.0%
Los Angeles County	90	1,788			487		-
Orange County	625	2,401			4,354		-
Non-same property	715	2,095			4,841		-

Northern California
Santa Clara County	3,671	1,919	1,756	9.3%	21,393	96.9%	19,637	97.6%	8.9%	21,041	1.7%
Contra Costa County	1,720	1,647	1,566	5.2%	8,619	96.4%	8,249	96.8%	4.5%	8,652	-0.4%
Alameda County	1,542	1,582	1,476	7.2%	7,644	97.1%	7,157	96.7%	6.8%	7,535	1.4%
San Mateo County	768	1,960	1,747	12.2%	4,655	97.2%	4,165	97.6%	11.8%	4,571	1.8%
San Francisco MSA	175	2,177	1,948	11.8%	1,133	94.6%	1,045	97.9%	8.4%	1,122	1.0%
Other	230	1,572	1,524	3.1%	1,093	95.8%	1,083	97.9%	0.9%	1,098	-0.5%
Total same-property	8,106	1,797	1,659	8.3%	44,537	96.8%	41,336	97.3%	7.7%	44,019	1.2%
San Francisco MSA	717	2,005			2,917		-
Santa Clara County	608	1,793			3,316		286
Non-same property	1,325	1,899			6,233		286

Seattle Metro
King County	5,467	1,253	1,163	7.7%	21,697	96.6%	20,324	97.0%	6.8%	21,491	1.0%
Snohomish County	465	919	843	9.0%	1,348	96.8%	1,242	94.9%	8.5%	1,334	1.0%
Total same-property	5,932	1,226	1,138	7.8%	23,045	96.6%	21,566	96.8%	6.9%	22,825	1.0%
King County	788	1,463			3,283		743
Non-same property	788	1,463			3,283		743

Other real estate assets					3,466		2,983

Total same-property revenue	26,979	$1,520	$1,425	6.7%	$128,571	96.6%	$121,462	96.9%	5.9%	$127,228	1.1%

Total non-same property revenue	2,828	$1,819			$17,823		$4,012

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Development Pipeline - March 31, 2013
(Dollars in millions)

		Ownership %	Estimated Units	Estimated retail sq. feet	Incurred to Date	Remaining Costs	Estimated Total Cost	Construction Start	Initial Occupancy	Stabilized Operations
Development Projects - Consolidated
Project Name	Location
64th & Christie	Emeryville, CA	100%	190	-	$22.0	$39.6	$61.6	Q3 2012	Q3 2014	Q1 2015
The Avery (fka Valley Village)	Valley Village, CA	(1)	121	-	1.7	35.9	37.6	Q3 2012	Q1 2014	Q2 2014
Total - Consolidated Development Projects			311	-	23.7	75.5	99.2

Predevelopment Projects - Consolidated
Project Name	Location
City Centre	Moorpark, CA	100%	200	-	9.9	-	9.9
The Village (fka Main Street)	Walnut Creek, CA	50%	49	35,000	30.1	-	30.1
Other Projects	various		-	-	1.9	-	1.9
Total Predevelopment Projects - Consolidated			249	35,000	41.9	-	41.9
Total Development Pipeline - Consolidated			560	35,000	65.6	75.5	141.1

Development Projects - Joint Venture
Project Name	Location
Epic - Phase I and II	San Jose, CA	55%	569	-	144.1	47.5	191.6	Q3 2011	Q2 2013	Q4 2014
Connolly Station	Dublin, CA	55%	309	-	61.3	33.2	94.5	Q3 2011	Q3 2013	Q2 2014
The Huxley	West Hollywood, CA	50%	187	18,200	50.4	24.6	75.0	Q4 2011	Q1 2014	Q3 2014
The Dylan	West Hollywood, CA	50%	184	12,750	44.6	30.8	75.4	Q4 2011	Q2 2014	Q4 2014
Mosso I. and Mosso II. (fka Folsom and Fifth)	San Francisco, CA	55%	463	9,300	109.3	140.7	250.0	Q2 2012	Q2 2014	Q1 2015
Elkhorn	San Mateo, CA	55%	197	-	31.0	45.1	76.1	Q3 2012	Q2 2014	Q4 2014
Total - Joint Venture Development Projects			1,909	40,250	440.7	321.9	762.6

Predevelopment Projects - Joint Venture
Project Name	Location
Epic - Phase III	San Jose, CA	55%	200	-	22.4	-	22.4

Total Development Pipeline - Joint Venture			2,109	40,250	463.1	321.9	785.0

Grand Total - Development Pipeline			2,669	75,250	$528.7	$397.4	$926.1

(1)
The Company invested $1.0 million and has incurred $0.7 million of additional internal costs as part of an agreement to purchase the property upon receipt of temporary certificate of occupancy for total estimated cost of $37.6 million, which is expected in the first quarter of 2014.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Redevelopment Pipeline and Capital Expenditures - March 31, 2013
(Dollars in thousands, except per unit amounts)

		Total	Estimated	Estimated		NOI
		Incurred	Remaining	Total	Project	For the quarter ended
Region/Project Name	Units	To Date	Cost	Cost	Start Date	Q1 2013	Q1 2012
Same-property - Redevelopment Projects (1) (2)
Northern California
Marina Cove, Santa Clara, CA	292	$6,519	$7,532	$14,051	Jun-07
Pointe at Cupertino, Cupertino, CA	116	7,353	2,600	9,953	Jan-10
Magnolia Square, Sunnyvale, CA	188	8,121	5,168	13,289	Sep-10
Southern California
CentrePoint, San Diego, CA	224	9,027	2,697	11,724	Oct-11
Fairway Apartments at Big Canyon, Newport Beach, CA	74	1,978	3,821	5,799	Nov-12
Total Same-property - Redevelopment Projects	894	$32,998	$21,818	$54,816		$3,500	$3,216

Non-same property - Redevelopment Projects
Seattle Metro
Woodland Commons, Bellevue, WA	302	14,405	998	15,403	Jun-07
Total Non-same property - Redevelopment Projects	302	$14,405	$998	$15,403		$715	$486

(1)  Redevelopment activities are ongoing at these communities, but the communities have stabilized operations, therefore results are classified in same-property operations.
(2)  The Company incurred $0.5 million of vacancy loss during the three months ended March 31, 2013 caused by the redevelopment of unit interiors which totaled 223 units during the three months ended March, 31, 2013.

Non-revenue Generating Capital Expenditures	Q1 2013	Q4 2012	Q3 2012	Q2 2012	Q1 2012	Q4 2011	Q3 2011

Non-revenue generating capital expenditures	$4,019	$14,715	$8,736	$5,840	$1,200	$12,144	$6,235
Average apartment units in quarter	28,900	28,269	27,815	27,457	27,221	27,241	26,964
Capital expenditures per apartment unit in the quarter	$139	$521	$314	$213	$44	$446	$231
Capital expenditures per apartment unit-trailing four quarters	$1,153	$1,079	$1,004	$926	$895	$958	$892

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Co-investments - March 31, 2013
(Dollars in thousands)

	Essex		Total		Essex	Weighted	Remaining	For the Quarter
	Ownership		Undepreciated	Debt	Book	Average	Term of	Ended March 31,
	Percentage	Units	Book Value	Amount	Value	Borrowing Rate	Debt/(in Years)	2013	2012

Operating Non-consolidated Joint Ventures								Net Operating Income

Essex Apartment Value Fund II, L.P. (Fund II) (1)	28.2%	1,284	$246,311	$110,622	$27,121	4.7%	0.8	$4,416	$8,895
Wesco I, LLC (2)	50.0%	2,713	661,157	359,912	143,051	4.0%	10.0	8,229	5,304
Wesco III, LLC (2)	50.0%	264	46,074	27,330	9,821	3.1%	6.9	629	-
Expo (3)	50.0%	275	62,758	27,267	18,714	2.0%	1.3	385	-
Total Operating Non-consolidated Joint Ventures		4,536	$1,016,300	$525,131	$198,707	4.0%	7.4	$13,659	$14,199

								Essex Portion of NOI and Expenses
Essex portion of NOI								$5,867	$5,160
Essex portion of depreciation								(3,788)	(4,330)
Essex portion of interest expense and other								(2,120)	(1,639)
Essex portion of net loss from operating co-investments								$(41)	$(809)

Development Joint Ventures (4)	50/55%	2,109	$463,114	$68,000	238,177	1.6%	33.6

						Weighted	Weighted
						Average	Average
						Preferred	Expected
						Return	Term	Income from
								Equity Investments
Preferred Equity Investments					142,770	10.3%	4.7	$4,252	$3,149

Total Co-investments					$579,654			$4,211	$2,340

(1)
The Company has a 28.2% interest as a general partner and limited partner in Fund II, and may earn promote income if Fund II exceeds certain financial return benchmarks.  During Q4 2012, 7 of the 14 properties in Fund II were sold.

(2)	The Company has a 50% interest in Wesco I and III and the Company may earn promote income if the co-investment exceeds certain financial benchmarks.
(3)	NOI generated from the lease-up of Expo was included in Development Joint Ventures in the prior year; operations from Expo reclassified to Operating Joint Ventures in Q1 2013.
(4)	The Company has interests in six development co-investments, which are developing projects located in San Francisco, San Mateo, Dublin, San Jose, and two in West Hollywood, California.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Consolidated Co-Investments and Noncontrolling Interest - March 31, 2013
(Dollars in thousands)

The Company enters into co-investment transactions with third party developers, owners and investors of apartment communities.  In accordance with GAAP, the Company consolidates certain of these co-investment transactions, resulting in noncontrolling interests corresponding to the ownership interest of the third-party developer, owner or investor.

The following table summarizes the consolidated co-investments and noncontrolling interest:

					Operations for the quarter ended
	Balance as of March 31, 2013				March 31, 2013
	Investment in Real Estate	Related Debt	Noncontrolling Interest	DownREIT Units Outstanding (1)	Revenue	Operating Expenses	NOI

Noncontrolling Interest - DownREIT:
Barkley Apartments	$8,456	$16,719	$1,696	74,248	$654	$226	$428
Brentwood	13,670	19,196	2,568	58,884	632	183	449
Brookside Oaks	32,050	19,891	2,327	84,095	943	180	763
Capri at Sunny Hills	15,932	-	2,968	159,890	628	180	448
Hidden Valley (2)	37,965	30,409	6,089	62,647	1,388	423	965
Highridge Apartments	29,816	44,807	2,826	270,158	1,628	351	1,277
Montejo Apartments	8,064	13,245	1,216	29,319	482	118	364
The Elliot at Mukilteo	15,061	10,750	1,212	100,713	840	325	515
Magnolia Square	31,264	18,381	6,356	57,231	854	234	620
Fairhaven Apartments	12,796	17,189	2,951	67,728	662	176	486
Valley Park Apartments	13,696	22,487	296	21,630	747	142	605
Villa Angelina Apartments	19,496	27,415	1,717	46,931	1,006	241	765

	$238,266	$240,489	32,222	1,033,474	$10,464	$2,779	$7,685

Other Components of Noncontrolling Interest:
Hillsdale Garden Apartments (3)	$110,664		21,498		$4,213	$1,408	$2,805
Joint Venture - Development (4)	$30,100		4,000
Operating Limited Partnership Units and Other			56,030
Total Noncontrolling Interest			$113,750

(1)	Generally, DownREIT units are redeemed for cash at a value equal to Essex's common stock price.
(2)	The DownREIT has a 75% interest in this community and a joint venture partner has a 25% interest.
(3)	The Company has an 81.5% interest in this community and the joint venture partner has an 18.5% interest.
(4)	The Company consolidates one joint venture development located in Walnut Creek, California, in which the Company has a 50% interest.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Income From Discontinued Operations and Selected Financial Data - March 31, 2013
(Dollars in thousands)

Income from Discontinued Operations

No communities were sold or held for sale for the quarter ended March 31, 2013. During the quarter ended March 31, 2012, the Company sold properties located in San Diego, California including Tierra del Sol/Norte, 156-units, and Alpine Country, 108-units, for gross proceeds of $28.3 million resulting in a  net gain of $9.8 million.

	Three Months Ended
	March 31,
	2013	2012
Rental revenues	$-	$608
Property operating expenses	-	(260)
Depreciation and amortization	-	(94)
Income from real estate sold	-	254
Gain on sale, net of internal disposition costs and taxes	-	9,783
Income from discontinued operations	$-	$10,037

Shares Outstanding and Potentially Dilutive Securities

	Q1 2013	Actual
	Weighted Avg.	As of 3/31/13
Common Shares	37,003,925	37,276,204
Stock Options and Series G Preferred Stock	122,239	155,221
Weighted Avg. Shares Diluted - EPS	37,126,164	37,431,425
Operating Limited Partnership Units	2,079,447	2,154,510
Weighted Avg. Shares Diluted - FFO	39,205,611	39,585,935

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.
Assumptions for 2013 FFO Guidance Range
Q1 2013 Earnings Results Supplement
($'s in thousands, except share and per share data)

		Low - end of	High - end of
	Actual	Guidance range	Guidance range
	Q1 2013	2013	2013	Changes from Original 2013 Guiance
Net Operating Income ("NOI")
Total NOI from consolidated communities	$99,630	$406,200	$411,200	NOI updated for the acquistion of Fox Plaza.

Management Fees	$2,948	$11,500	$12,000

Interest Expense
Interest and amortization expense, before capitalized interest	$(31,836)	$(134,200)	$(131,800)	Interest updated for the $300 million bond offering from mid-April.
Projected interest capitalized	3,695	16,000	18,000	Capitalized interest updated for timing of development spend.
Net interest expense	(28,141)	(118,200)	(113,800)

Recurring Income and Expenses
Interest and other income	$2,412	$8,100	$8,600	Interest income updated for prepayment of $29.5 million of notes.
FFO from co-investments	7,413	28,200	30,200
General and administrative expense	(6,239)	(23,500)	(24,000)
Cost of management and other fees	(1,701)	(6,800)	(6,800)
Preferred dividends and non-controlling interest	(3,109)	(13,300)	(13,300)
	(1,224)	(7,300)	(5,300)

Non-Core Income and Expenses
Promote income from co-investment	$-	$2,500	$5,500
Gains on sales of marketable securities, land, note prepayment	4,114	4,114	4,114
Gains from early redemption of preferred equity	423	423	423
Loss on early retirement of debt	-	(1,600)	-
Acquisition costs	(387)	(1,500)	(2,000)
	4,150	3,937	8,037
Funds from Operations	$77,363	$296,136	$312,136

Funds from Operations per diluted Share	$1.97	$7.50	$7.90

% Change - Funds from Operations	16.9%	11.7%	17.8%

Funds from Operations excluding non-core items	$73,213	$292,199	$304,099

Core Funds from Operations per diluted Share	$1.87	$7.40	$7.70

% Change - Core Funds from Operations	20.3%	8.5%	12.9%

Weighted average shares outstanding	39,205,611	39,500,000	39,500,000

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C.

Summary of Apartment Community Acquisitions and Dispositions Activity
Twelve month rolling activity ending March 31, 2013
(Dollars in thousands)

Acquisitions Property Name	Location	Units	Essex Ownership Percentage	Ownership	Date	Price	Assumed Debt Principal	Assumed Debt Stated Rate	Assumed Debt Effective Rate	Price per Unit	Average Rent
Skyline (1)	Santa Ana, CA	349	100%	EPLP	Apr-12	$85,000	$-			$487	$3,042
Park Catalina	Los Angeles, CA	90	100%	EPLP	Jun-12	23,650	-			263	1,592
The Huntington	Huntington Beach, CA	276	100%	EPLP	Jun-12	48,250	30,300	5.7%	3.3%	175	1,254
	Q2 2012 Total	715				156,900	30,300			219

Montebello	Kirkland, WA	248	100%	EPLP	Jul-12	52,000	26,515	5.6%	3.1%	210	1,341
Riley Square	Santa Clara, CA	156	50%	Wesco I, LLC	Aug-12	38,250	17,500	5.2%	3.1%	245	1,644
Park West	San Francisco, CA	126	100%	EPLP	Sep-12	31,600	-			251	1,561
Domaine	Seattle, WA	92	100%	EPLP	Sep-12	34,000	14,600	5.7%	3.0%	370	1,910
	Q3 2012 Total	622				155,850	58,615			251

Ascent	Kirkland, WA	90	100%	EPLP	Oct-12	15,850	-			176	1,155
Willow Lake	San Jose, CA	508	100%	EPLP	Oct-12	148,000	-			291	1,758
Madrid (2)	Mission Viejo, CA	230	50%	Wesco I, LLC	Nov-12	(2)	33,266	5.3%	2.6%	-	1,616
Haver Hill	Fullerton, CA	264	50%	Wesco III, LLC	Nov-12	45,600	-			173	1,283
Bennett Lofts (3)	San Francisco, CA	113	100%	EPLP	Dec-12	73,730	-			652	3,028
Pacific Electric Lofts (2)	Los Angeles, CA	314	50%	Wesco I, LLC	Dec-12	(2)	46,939	4.0%	2.5%	-	1,722
	Q4 2012 Total	1,519				450,180	80,205			296

Annaliese	Seattle, WA	56	100%	EPLP	Jan-13	19,000	-			339	1,734
Bennett Lofts (3)	San Francisco, CA	34	100%	EPLP	Jan-13	22,220	-			654	3,028
Fox Plaza (4)	San Francisco, CA	444	100%	EPLP	Feb-13	135,000	-			257	1,878
	Q1 2013 Total	534				$176,220	$-			$291

Dispositions Property Name	Location	Units	Essex Ownership Percentage	Ownership	Date	Price	Price per Unit	Average Rent
Parcwood	Corona, CA	312	28.2%	Fund II	Oct-12	42,200	135	1,018
Regency Tower	Oakland, CA	178	28.2%	Fund II	Oct-12	31,000	174	1,401
Studio 40-41	Studio City, CA	149	28.2%	Fund II	Oct-12	56,300	378	1,977
Tower @ 801	Seattle, WA	173	28.2%	Fund II	Oct-12	50,100	290	1,448
Cielo	Chatsworth, CA	119	28.2%	Fund II	Nov-12	33,100	278	1,668
Echo Ridge	Snoqualmie, WA	120	28.2%	Fund II	Dec-12	26,500	221	1,380
The Enclave	San Jose, CA	637	28.2%	Fund II	Dec-12	173,750	273	1,627
	2012	1,688				$412,950	$245

(1)
In April 2012, the Company purchased the joint venture partner's remaining membership interest in the co-investment Essex Skyline at MacArthur Place for a purchase price of $85 million. The property is now consolidated.

(2)	In accordance with terms of the purchase agreements, purchase price of the properties are not being disclosed by the Company.
(3)	The 147 unit apartment community was acquired in two phases for $96.0 million. Approximately 75% was acquired in December 2012 with the remainder acquired on January 8, 2013.
(4)	The price per unit excludes $21.0 million attributed to the allocation of cost of the retail and parking garage at the community.

See Company's 10-K for additional disclosures

E S S E X  P R O P E R T Y  T R U S T, I N C

2013 MSA Level Forecasts: Supply, Jobs and Apartment Market Conditions
	Residential Supply (1)					Job Forecast (2)		Market Forecast (3)
Market	New MF Supply	New SF Supply	Total Supply	% of MF Supply to MF Stock	% of Total Supply to Total Stock	Est.New Jobs Dec-Dec	% Growth	Estimated Rent Growth	Estimated Year End Occupancy

Seattle	6,900	5,888	12,788	1.7%	1.1%	41,000	2.8%	6.5%	96.0%

San Francisco	4,000	441	4,441	1.1%	0.6%	25,500	2.5%	7.0%	96.7%
Oakland	1,800	2,563	4,363	0.6%	0.4%	18,000	1.8%	6.5%	96.5%
San Jose	4,100	1,475	5,575	1.9%	0.9%	25,000	2.7%	7.5%	96.7%
No. Cal.	9,900	4,479	14,379	1.1%	0.6%	68,500	2.4%	7.1%	96.6%

Ventura	500	224	724	0.8%	0.3%	3,500	1.2%	4.0%	95.5%
Los Angeles	5,000	2,667	7,667	0.3%	0.2%	70,000	1.8%	6.5%	96.0%
Orange	2,800	2,111	4,911	0.8%	0.5%	25,000	1.8%	5.3%	96.0%
San Diego	3,200	2,133	5,333	0.8%	0.5%	19,000	1.5%	4.0%	95.5%
So. Cal.	11,500	7,135	18,635	0.5%	0.3%	117,500	1.7%	5.4%	95.9%

Weighted Average (4)	28,300	17,502	45,802	0.8%	0.5%	227,000	2.0%	6.1%	96.0%

All data are based on Essex Property Trust, Inc. forecasts.

U.S. Economic Assumptions: 2013 G.D.P. Growth:  2.3% , 2013 Job Growth: 1.6%

(1) New Residential Supply:  MF reflects Company's internal estimate of actual multifamily deliveries; SF is based on 12 month single family trailing permits reported by the US Census Bureau

(2) Job Forecast: refers to the difference between total non-farm industry employment (not seasonally adjusted) projected through Dec 2013 over estimated Dec 2012, expressed as total new jobs and growth rates.

(3) Market Forecast: the estimated rent growth represents the forecasted change in effective market rents for Q4 2013 vs Q4 2012 (excludes submarkets not targeted by Essex).  The estimated year end occupancy represents the Company's forecast of physical market occupancy rates at Q4 2013.

(4) Weighted Average: markets weighted by economic rent in the Company's portfolio.

See Company's 10-K for additional disclosures

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of May 1, 2013

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

NORTHERN CALIFORNIA
Santa Clara County
The Commons	275 Union Avenue	Campbell	CA	264	153,168	2010	1973	EPLP	40
Pointe at Cupertino	19920 Olivewood Street	Cupertino	CA	116	135,200	1998	1963	EPLP	50
Bella Villagio	383 Vista Roma Way	San Jose	CA	231	227,511	2010	2004	EPLP	9
Epic - Phases I & II	545 River Oaks Parkway	San Jose	CA	569	472,236			JV-55%
Carlyle, The	2909 Nieman Boulevard	San Jose	CA	132	129,200	2000	2000	EPLP	13
Esplanade	350 East Taylor St.	San Jose	CA	278	279,000	2004	2002	EPLP	11
Waterford, The	1700 N. First Street	San Jose	CA	238	219,600	2000	2000	EPLP	13
101 San Fernando	99 S. Fourth Street	San Jose	CA	323	296,078	2010	2001	EPLP	12
Willow Lake	1331 Lakeshore Circle	San Jose	CA	508	471,744	2012	1989	EPLP	24
1000 Kiely	1000 Kiely Blvd.	Santa Clara	CA	121	128,486	2011	1971	EPLP	42
Le Parc	440 N. Winchester Avenue	Santa Clara	CA	140	113,200	1994	1975	EPLP	38
Marina Cove	3480 Granada Avenue	Santa Clara	CA	292	250,200	1994	1974	EPLP	39
Riley Square	3707 Poinciana Drive	Santa Clara	CA	156	126,900	2012	1972	Wesco I	41
Bristol Commons	732 E. Evelyn Avenue	Sunnyvale	CA	188	142,600	1995	1989	EPLP	24
Brookside Oaks	1651 Belleville Way	Sunnyvale	CA	170	119,900	2000	1973	DownREIT	40
Magnolia Lane	113 South Mary Avenue	Sunnyvale	CA	32	31,541	2007	2001	EPLP	12
Montclaire	450 N. Mathilda Avenue	Sunnyvale	CA	390	294,100	1988	1973	EPLP	40
Reed Square	1070 Reed Avenue	Sunnyvale	CA	100	95,440	2011	1970	EPLP	43
Summerhill Park	972 Corte Madera Avenue	Sunnyvale	CA	100	78,500	1988	1988	EPLP	25
Magnolia Square	107 South Mary Avenue	Sunnyvale	CA	156	110,824	2007	1969	DownREIT	44
Via	315 Tasman Drive	Sunnyvale	CA	284	309,421	2011	2011	EPLP	2
Windsor Ridge	825 E. Evelyn Avenue	Sunnyvale	CA	216	161,800	1989	1989	EPLP	24
			13%	4,435	3,874,413
Alameda County
Fourth & U	700 University Avenue	Berkeley	CA	171	146,255	2010	2010	EPLP	3
Briarwood	4200 Bay Street	Fremont	CA	160	111,160	2011	1978	Wesco I	35
Stevenson Place	4141 Stevenson Blvd.	Fremont	CA	200	146,200	2000	1975	EPLP	38
The Woods	40640 High Street	Fremont	CA	160	105,280	2011	1978	Wesco I	35
Boulevard	40001 Fremont Blvd.	Fremont	CA	172	131,200	1996	1978	EPLP	35
City View	25200 Carlos Bee Blvd.	Hayward	CA	572	462,400	1998	1975	EPLP	38
The Grand	100 Grand Avenue	Oakland	CA	243	205,026	2009	2009	EPLP	4
Bridgeport	36826 Cherry Street	Newark	CA	184	139,000	1987	1987	EPLP	26
Alderwood Park Apartments	37057 Magnolia Street	Newark	CA	96	74,624	2006	1987	Fund II	26
			6%	1,958	1,521,145
Contra Costa County
Connolly Station	7550 St. Patrick Way	Dublin	CA	309	286,348			JV-55%
64th & Christie	64th and Christie Avenue	Emeryville	CA	190	148,935			EPLP
San Marcos	2601 Hilltop Drive	Richmond	CA	432	407,600	2003	2003	EPLP	10
Bel Air	2000 Shoreline Drive	San Ramon	CA	462	391,000	1995	1988	EPLP	25
Foothill Gardens	1110 Harness Drive	San Ramon	CA	132	155,100	1997	1985	EPLP	28
Twin Creeks	2711-2731 Morgan Drive	San Ramon	CA	44	51,700	1997	1985	EPLP	28
Canyon Oaks	1 Amberstone Lane	San Ramon	CA	250	237,894	2007	2005	EPLP	8
Mill Creek at Windermere	2100 Waterstone Place	San Ramon	CA	400	381,060	2007	2005	EPLP	8
			5%	1,720	1,624,354
San Mateo County
Carlmont Woods	2515 Carlmont Drive	Belmont	CA	195	107,200	2004	1971	Fund II	42
Belmont Terrace	1606 Continetals Way	Belmont	CA	71	72,951	2006	1974	EPLP	39
Harbor Cove	900 E. Hillsdale Blvd.	Foster City	CA	400	306,600	2004	1971	Fund II	42
Davey Glen	200 Davey Glen Road	Belmont	CA	69	65,974	2006	1962	Fund II	51
Hillsdale Garden	3421 Edison Avenue	San Mateo	CA	697	611,505	2006	1948	JV - 81.5%	65
Elkhorn	1950 Elkhorn Court	San Mateo	CA	197	140,547			JV - 55%
			4%	1,432	1,164,230

San Francisco and Marin Counties
Mt. Sutro Terrace Apartments	480 Warren Drive	San Francisco	CA	99	64,000	1999	1973	EPLP	40
Park West	121 Funston	San Francisco	CA	126	90,060	2012	1958	EPLP	55
Bennett Lofts	530, 542, 548 Brannan	San Francisco	CA	147	184,713	2012	2004	EPLP	9
	208 Pennsylvania and 1001 Mariposa
Mosso I. and Mosso II. (fka Folson and Fifth)	900 Folsom Street and 250 Fifth Street	San Francisco	CA	463	371,072			JV-55%
Vista Belvedere	15 Red Hill Circle	Tiburon	CA	76	78,300	2004	1963	EPLP	50
Fox Plaza	1390 Market Street	San Francisco	CA	444	230,017	2013	1968	EPLP	45
			3%	892	647,090

Other
Tuscana	315 Mt. Oso	Tracy	CA	30	29,088	2007	2007	EPLP	6
Harvest Park	2327 Summercreek Drive	Santa Rosa	CA	104	116,628	2007	2004	EPLP	9
Chestnut Street Apartments	143 Chestnut Avenue	Santa Cruz	CA	96	87,640	2008	2002	EPLP	11
			1%	230	233,356

Total Northern California			31%	10,667	9,064,588				29

SOUTHERN CALIFORNIA
Los Angeles County
Regency at Encino	15506 Moorpark Street	Encino	CA	75	78,487	2009	1989	EPLP	24
416 on Broadway	412 East Broadway	Glendale	CA	115	126,782	2010	2009	EPLP	4
Hampton Court	1136 N. Columbus Avenue	Glendale	CA	83	71,500	1999	1974	EPLP	39
Hampton Place	245 W. Loraine Street	Glendale	CA	132	141,500	1999	1970	EPLP	43
Marbrisa	1809 Termino Ave.	Long Beach	CA	202	122,800	2002	1987	EPLP	26
Pathways at Bixby Village (fka Pathways)	5945 E. Pacific Coast Hwy.	Long Beach	CA	296	197,700	1991	1975	EPLP	38
Bellerive	1921 Beloit Avenue	Los Angeles	CA	63	79,296	2011	2011	EPLP	2
Bunker Hill	222 and 234 S. Figueroa St.	Los Angeles	CA	456	346,600	1998	1968	EPLP	45
Cochran Apartments	612 South Cochran	Los Angeles	CA	58	51,400	1998	1989	EPLP	24
Kings Road	733 North Kings Road	Los Angeles	CA	196	132,100	1997	1979	EPLP	34
Marbella	600 South Detroit Street	Los Angeles	CA	60	50,108	2005	1991	EPLP	22
Belmont Station	1302 West 2nd St.	Los Angeles	CA	275	225,000	2009	2009	EPLP	4
Pacific Electric Lofts	610 South Main Street	Los Angeles	CA	314	277,980	2012	2006	Wesco I	7
Park Catalina	690 South Catalina Street	Los Angeles	CA	90	72,864	2012	2002	EPLP	11
Park Place	400 S. Detroit Street	Los Angeles	CA	60	48,000	1997	1988	EPLP	25
Windsor Court	401 S. Detroit Street	Los Angeles	CA	58	46,600	1997	1988	EPLP	25
Renaissance	630 South Masselin Avenue	Los Angeles	CA	169	154,268	2006	1990	Fund II	23
Santee Court	716 S. Los Angeles Street	Los Angeles	CA	165	132,040	2010	2004	EPLP	9
Santee Village	743 South Santee Street	Los Angeles	CA	73	69,817	2011	2011	EPLP	2
Marina City Club	4333 Admiralty Way	Marina Del Rey	CA	101	127,200	2004	1971	EPLP	42
Mirabella	13701 Marina Point Drive	Marina Del Rey	CA	188	176,800	2000	2000	EPLP	13
Muse	5451 Vineland Avenue	North Hollywood	CA	152	135,292	2011	2011	EPLP	2
Monterra del Mar	280 E. Del Mar Boulevard	Pasadena	CA	123	74,400	1997	1972	EPLP	41
Monterra del Rey	350 Madison	Pasadena	CA	84	73,100	1999	1972	EPLP	41
Monterra del Sol	280 South Euclid	Pasadena	CA	85	69,200	1999	1972	EPLP	41
Fountain Park	13141 Fountain Park Drive	Playa Vista	CA	705	608,900	2004	2002	EPLP	11

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ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of May 1, 2013

					Square	Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage	Acquired	Built	Ownership	Property

Highridge	28125 Peacock Ridge Drive	Rancho Palos Verde	CA	255	290,200	1997	1972	DownREIT	41
Coldwater Canyon	4250 Codlwater Canyon	Studio City	CA	39	34,125	2007	1979	EPLP	34
Allegro	11945 Magnolia Blvd.	Valley Village	CA	97	127,812	2010	2010	EPLP	3
The Avery (fka Valley Village)	12005 Albers Street	Valley Village	CA	121	129,393			EPLP
Walnut Heights	20700 San Jose Hills Road	Walnut	CA	163	146,700	2003	1964	EPLP	49
The Huxley	1216-1234 North La Brea Avenue	West Hollywood	CA	187	154,776			JV - 50%
The Dylan	1111 North La Brea Avenue	West Hollywood	CA	184	150,678			JV - 50%
Avondale at Warner Center	22222 Victory Blvd.	Woodland Hills	CA	446	331,000	1999	1970	EPLP	43
Reveal	21201 Kittridge Street	Woodland Hills	CA	438	414,892	2011	2010	Wesco I	3
			17%	5,816	5,034,463
Ventura County
Camarillo Oaks	921 Paseo Camarillo	Camarillo	CA	564	459,000	1996	1985	EPLP	28
Camino Ruiz Square	105 Camino Ruiz	Camarillo	CA	160	105,448	2006	1990	EPLP	23
Arbors at Parc Rose	1500 Tulipan Circle	Oxnard	CA	373	503,196	2011	2001	Wesco I	12
Mariner's Place	711 South B Street	Oxnard	CA	105	77,200	2000	1987	EPLP	26
Tierra Vista	1750 Montevina Circle	Oxnard	CA	404	387,100	2001	2001	EPLP	12
Monterey Villas	1040 Kelp Lane	Oxnard	CA	122	122,100	1997	1974	EPLP	39
Meadowood	1733 Cochran Street	Simi Valley	CA	320	264,500	1996	1986	EPLP	27
Hidden Valley	5065 Hidden Park Court	Simi Valley	CA	324	310,900	2004	2004	DownREIT	9
Lofts at Pinehurst,The	1021 Scandia Avenue	Ventura	CA	118	71,100	1997	1971	EPLP	42
Hillcrest Park	1800 West Hillcrest Drive	Newbury Park	CA	608	521,900	1998	1973	EPLP	40
Pinehurst	3980 Telegraph Road	Ventura	CA	28	21,200	2004	1973	EPLP	40
Woodside Village	675 Providence Ave.	Ventura	CA	145	136,500	2004	1987	EPLP	26
			10%	3,271	2,980,144

Santa Barbara County
The Sweeps (fka Chimney Sweep)	775 Camino Del Sur Drive	Goleta	CA	91		2006	1967	EPLP	46
CBC	6721 El Colegio Drive	Goleta	CA	148		2006	1962	EPLP	51
Hope Ranch	3968-3974 & 3999 Via Lucero	Santa Barbara	CA	108		2007	1965/73	EPLP	48/40
			1%	347	306,608
Orange County
Anavia	2045 South State College Blvd.	Anaheim	CA	250	312,343	2010	2009	EPLP	4
Barkley Apartments	2400 E. Lincoln Ave.	Anahiem	CA	161	139,800	2000	1984	DownREIT	29
Valley Park Apartments	17300 Euclid Ave.	Fountain Valley	CA	160	169,700	2001	1969	DownREIT	44
Capri at Sunny Hills	2341 Daphne Place	Fullerton	CA	100	128,100	2001	1961	DownREIT	52
Haver Hill	3100 East Yorba Linda Boulevard	Fullerton	CA	264	224,130	2012	1973	Wesco III	40
Wilshire Promenade	141 West Wilshire Avenue	Fullerton	CA	149	128,000	1997	1992	EPLP	21
Montejo Apartments	12911 Dale St.	Garden Grove	CA	124	103,200	2001	1974	DownREIT	39
Huntington Breakers	21270 Beach Boulevard	Huntington Beach	CA	342	241,700	1997	1984	EPLP	29
The Huntington	8400 Edinger Avenue	Huntington Beach	CA	276	202,256	2012	1975	EPLP	38
Axis 2300	2300 DuPont Drive	Irvine	CA	115	170,714	2010	2010	EPLP	3
Hillsborough Park	1501 South Beach Boulevard	La Habra	CA	235	215,500	1999	1999	EPLP	14
Trabuco Villas	25362 Mosswood Way	Lake Forest	CA	132	131,000	1997	1985	EPLP	28
Madrid Apartments	28401 Los Alisos Boulevard	Mission Viejo	CA	230	228,099	2012	2000	Wesco I	13
Fairway Apartments at Big Canyon	2 Pine Valley Lane	Newport Beach	CA	74	107,100	1999	1972	EPLP	41
Villa Angelina	201 E. Chapman Ave.	Placentia	CA	256	217,600	2001	1970	DownREIT	43
Brentwood Apartment Homes	2301 E. Santa Clara Ave.	Santa Ana	CA	140	154,800	2001	1970	DownREIT	43
Fairhaven Apartments	1300 E. Fairhaven	Santa Ana	CA	164	135,700	2001	1970	DownREIT	43
Essex Skyline at MacArthur Place	9 & 15 MacArthur Place	Santa Ana	CA	349	512,791	2010	2008	EPLP	5
			10%	3,521	3,522,533
San Diego County
Alpine Village	2055 Arnold Way	Alpine	CA	301	254,400	2002	1971	EPLP	42
Bonita Cedars	5155 Cedarwood Rd.	Bonita	CA	120	120,800	2002	1983	EPLP	30
Cambridge	660 F. St.	Chula Vista	CA	40	22,100	2002	1965	EPLP	48
Mesa Village	5265 Clairemont Mesa Blvd.	Clairemont	CA	133	43,600	2002	1963	EPLP	50
Mira Monte	10360 Maya Linda Rd.	Mira Mesa	CA	355	262,600	2002	1982	EPLP	31
Country Villas	283 Douglas Drive	Oceanside	CA	180	179,700	2002	1976	EPLP	37
Mission Hills	218 Rancho Del Oro	Oceanside	CA	282	244,000	2005	1984	EPLP	29
CentrePointe	6466 Friars Road	San Diego	CA	224	126,700	1997	1974	EPLP	39
Summit Park	8563 Lake Murray Blvd.	San Diego	CA	300	229,400	2002	1972	EPLP	41
Vista Capri - North	3277 Berger Ave.	San Diego	CA	106	51,800	2002	1975	EPLP	38
Shadow Point	9830 Dale Ave.	Spring Valley	CA	172	131,200	2002	1983	EPLP	30
			6%	2,213	1,666,300
Riverside County
Devonshire Apartments	2770 West Devonshire Ave.	Hemet	CA	276	207,200	2002	1988	EPLP	25
			1%	276	207,200

Total Southern California			45%	15,444	13,717,248				29

SEATTLE METRO AREA
Cedar Terrace	3205 115th Ave. NE	Bellevue	WA	180	174,200	2005	1984	EPLP	29
Courtyard Off Main	136 102nd Avenue SE	Bellevue	WA	109	108,388	2010	2000	EPLP	13
Emerald Ridge	3010 118th Avenue SE	Bellevue	WA	180	144,000	1994	1987	EPLP	26
Foothill Commons	13800 NE 9th Place	Bellevue	WA	388	288,300	1990	1978	EPLP	35
Palisades, The	13808 NE 12th	Bellevue	WA	192	159,700	1990	1977	EPLP	36
Sammamish View	16160 SE Eastgate Way	Bellevue	WA	153	133,500	1994	1986	EPLP	27
Woodland Commons	13700 NE 10th Place	Bellevue	WA	302	217,878	1990	1978	EPLP	35
Canyon Pointe	1630 228th St. SE	Bothell	WA	250	210,400	2003	1990	EPLP	23
Inglenook Court	14220 Juanita Drive, NE	Bothell	WA	224	183,600	1994	1985	EPLP	28
Salmon Run at Perry Creek	2109 228th Street SE	Bothell	WA	132	117,100	2000	2000	EPLP	13
Stonehedge Village	14690 143rd Blvd., NE	Bothell	WA	196	214,800	1997	1986	EPLP	27
Highlands at Wynhaven	1460 NE Hawthorne Street	Issaquah	WA	333	424,674	2008	2000	EPLP	13
Park Hill at Issaquah	22516 SE 56th Street	Issaquah	WA	245	277,700	1999	1999	EPLP	14
Wandering Creek	12910 SE 240th	Kent	WA	156	124,300	1995	1986	EPLP	27
Ascent	12062 Slater Avenue NE	Kirkland	WA	90	75,840	2012	1988	EPLP	25
Bridle Trails	6600 130th Avenue, NE	Kirkland	WA	108	99,700	1997	1986	EPLP	27
Evergreen Heights	12233 NE 131st Way	Kirkland	WA	200	188,300	1997	1990	EPLP	23
Corbella at Juanita Bay	9520 NE 120th Street	Kirkland	WA	169	103,339	2010	1978	EPLP	35
Montebello	12000 131st Lane NE	Kirkland	WA	248	272,734	2012	1996	EPLP	17
Laurels at Mill Creek	1110 164th Street SE	Mill Creek	WA	164	134,300	1996	1981	EPLP	32
Morning Run	18463 Blueberry Lane	Monroe	WA	222	221,786	2005	1991	Fund II	22
The Elliot at Mukilteo (fka Anchor Village)	9507 49th Avenue West	Mukilteo	WA	301	245,900	1997	1981	DownREIT	32
Castle Creek	7000 132nd Place, SE	Newcastle	WA	216	191,900	1998	1998	EPLP	15
Delano	7805, 7903 and 7935 170th Place NE	Redmond	WA	126	116,340	2011	2011/2005	EPLP	2/8
Elevation	17202-17325 NE 85th Place	Redmond	WA	157	138,916	2010	1986	EPLP	27
Vesta	18666 Redmond Way	Redmond	WA	440	381,675	2011	1998	Wesco I	15
Redmond Hill	6110 186th Place NE	Redmond	WA	442	350,275	2011	1985	Wesco I	28
Brighton Ridge	2307 NE 4th Street	Renton	WA	264	201,300	1996	1986	EPLP	27
Fairwood Pond	14700 SE Petrovitsky Rd.	Renton	WA	194	189,200	2004	1997	EPLP	16
Forest View	650 Duvall Ave. NE	Renton	WA	192	182,500	2003	1998	EPLP	15

2

ESSEX PROPERTY TRUST, INC. APARTMENT COMMUNITIES
Real Estate Information as of May 1, 2013

					Square		Year	Year	Property	Age of
Property Name	Address	City	State	Units	Footage		Acquired	Built	Ownership	Property

Annaliese	118 6th Ave. N	Seattle	WA	56	48,216		2013	2009	EPLP	4
Eastlake 2851	2833 - 2851 Eastlake Avenue	Seattle	WA	133	234,086		2008	2008	Fund II	5
Fountain Court	2400 4th Street	Seattle	WA	320	207,000		2000	2000	EPLP	13
Joule	523 Broadway Avenue, East	Seattle	WA	295	191,109		2010	2010	JV - 99%	3
Linden Square	13530 Linden Avenue North	Seattle	WA	183	142,200		2000	1994	EPLP	19
Domaine	2483 Birch Avenue N	Seattle	WA	92	79,421		2012	2009	EPLP	4
Expo	100 Republican	Seattle	WA	275	191,290		2012	2012	JV - 50%	1
The Bernard	115 Warren Avenue North	Seattle	WA	63	43,151		2011	2008	EPLP	5
The Cairns	420 Yale Avenue	Seattle	WA	100	70,806		2007	2006	EPLP	7
Wharfside Pointe	3811 14th Avenue West	Seattle	WA	142	119,200		1994	1990	EPLP	23
Total Seattle Metro Area			24%	8,232	7,199,024					20

166	Apartment Communities		100%	34,343	29,980,860	(1)
8	Apartment Communities Under Construction			2,220	1,853,985	(2)

Avg. square footage	873			Definitions for Property Ownership
Avg. units per property	207		EPLP	The Company has a 100% ownership in the community.
Avg. age of property	26		Fund II	The community is owned by Fund II. The Company has a 28.2% interest in Fund II which is accounted for using the equity method of accounting.
			Wesco I	The community is owned by Wesco I, LLC. The Company has a 50% interest in Wesco I, LLC, which is accounted for using the equity method of accounting.
(1) Includes 321,077 square feet of retail or commercial space			Wesco III	The community is owned by Wesco III, LLC. The Company has a 50% interest in Wesco III, LLC, which is accounted for using the equity method of accounting.
(2) Includes 30,225 square feet of estimated retail or commercial space			DownREIT	The Company holds a 1% special limited partner interest in the partnerships which owns the community. In accordance with GAAP, the Company consolidates this community.
			JV - 99%	The Company has a 99% ownership in this development and is consolidated.
			JV - 81.5%	The Company has a 81.5% ownership in this community and is consolidated.
			JV-55%	The Company has a 55.0% ownership in this community and is not consolidated.
			JV - 50%	The Company has a 50% ownership in this community and is not consolidated.

OTHER REAL ESTATE ASSETS
Office/Retail Buildings
Essex Corporate Headquarter Bldg.	925 / 935 E. Meadow Dr.	Palo Alto	CA		31,900		1997 / 2007	1988 / 1962	EPLP
Derian Office Building	17461 Derian Av.	Irvine	CA		110,000		2000	1983	EPLP
Hollywood	6230 Sunset Blvd.	Los Angeles	CA		35,000		2006	1938	EPLP
Santa Clara Retail	3700 El Camino Real	Santa Clara	CA		139,000		2011	1970	EPLP
					315,900

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